[photo of tree-lined road]

Annual Report August 31, 1999


Oppenheimer
Main Street(R)
Growth & Income Fund







[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS


The stock market came full circle during the reporting period, beginning with last fall's correction and ending in August with new record highs.

Although the performance of large-cap growth stocks led the markets through March, smaller stocks and value-oriented companies generally outperformed large growth companies between April and August 1999.

We recently increased our holdings of energy and capital goods stocks we believe were attractively valued and reduced our holdings of pharmaceutical and consumer staples companies we believe were overvalued.


     Contents

 3   President's Letter

 5   An Interview
     with Your Fund's
     Managers

 9   Fund Performance

14   Financial
     Statements

45   Independent
     Auditors' Report

46   Federal
     Income Tax
     Information

47   Officers and Trustees

48   Information and
     Services


-----------------------------------
Average Annual
Total Returns
For the 1-Year Period
Ended 8/31/99*

Class A
Without     With
Sales Chg.  Sales Chg.
----------------------
38.62%      30.65%

Class B
Without     With
Sales Chg.  Sales Chg.
----------------------
37.62%      32.62%

Class C
Without     With
Sales Chg.  Sales Chg.
----------------------
37.59%      36.59%

Class Y
Without     With
Sales Chg.  Sales Chg.
----------------------
38.84%      38.84%

-----------------------------------


----------------------
Not FDIC Insured.
No Bank Guarantee.
May Lose Value.
----------------------
* See page 12 for further details.


2 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

PRESIDENT'S LETTER


[photo]
James C. Swain
Chairman
Oppenheimer
Main Street Growth &
Income Fund

Bridget A. Macaskill
President
Oppenheimer
Main Street Growth &
Income Fund



Dear shareholder,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.
     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.
     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.
     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.


3 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

PRESIDENT'S LETTER


At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.
     One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.


Sincerely,
/s/ James C. Swain           /s/ Bridget A. Macaskill
James C. Swain               Bridget A. Macaskill
September 22, 1999



4 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS



[photo]
Portfolio Management
Team (l to r)
Charles Albers
Nikolaos Monoyios


Q How did Oppenheimer Main Street Growth & Income Fund perform during the one-year period that ended August 31, 1999?

A. We are pleased with the Fund's performance over the past year, which we attribute to our disciplined investment approach. We combine state-of-the-art quantitative analysis with fundamental research and professional judgment to help us identify stocks that we believe will outperform the overall stock market over long periods of time.

Can you describe the investment environment over the past year?

When the reporting period began, stocks were in the midst of a sharp correction created by economic concerns in overseas markets. The currency and credit crisis that punished emerging Asian markets in 1997 had spread to Russia and was threatening Latin America. Investors in the United States appeared to be concerned that recessionary conditions in these markets might derail the U.S. economy, potentially causing corporate profits to erode. In response to these concerns, the Federal Reserve Board and other central banks worldwide reduced key short-term interest rates in an attempt to stimulate global economic growth and provide liquidity to the world's financial markets.
     This strategy apparently was effective. Evidence began to emerge early in 1999 that the worst of the global financial crisis might be over. Despite investor concerns about a potential slowdown, the U.S. economy continued to grow strongly throughout the first eight months of 1999, driven in part by domestic consumer spending. In effect, the U.S. consumer helped offset weakness that may have developed in the export and industrial sectors of the economy. By the end of August, major stock indices were once again setting new records.


5 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


In response to persistently strong economic conditions, the Federal Reserve Board reversed course and increased short-term interest rates modestly in June and August, effectively offsetting most of last fall's rate cuts.

What areas of the U.S. stock market provided the best returns?

Until April 1999, large-capitalization growth stocks generally led the market's performance. In an uncertain economic environment with low interest rates, investors appeared to be willing to pay high prices for the predictable earnings that these growth companies typically provide. In addition, they generally focused on large, well-established growth companies instead of less recognizable mid-cap and small-cap companies.
     In April, however, the strength of the U.S. economy caused this situation to reverse. With interest rates rising, growth stocks generally appeared to be quite expensive after their long rally. At the same time, the stocks of many smaller companies and economically sensitive businesses were regarded as inexpensively priced relative to their potential. In addition, many value-oriented stocks that did not participate in the growth-stock rally became attractive to investors seeking the stocks of sound businesses selling at attractive prices. As a result, smaller companies, value stocks and economically sensitive businesses generally led the markets between April and August 1999.

How was the Fund managed in this environment?

From September 1 through the end of March, we focused primarily on large-cap growth stocks. That's because our quantitative models--which evaluate characteristics of individual stocks--generally ranked large-cap growth stocks higher than smaller stocks and value stocks in the prevailing market environment. Accordingly, the Fund was focused on growth sectors such as healthcare, technology and telecommunications.


[callout]

"We believe that a stock's potential can be more accurately assessed through a disciplined decision-making process that includes both quantitative and qualitative components."


6 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Beginning in April, our quantitative models began to signal a shift in market leadership to smaller stocks, cyclical stocks and value stocks. Fundamental analysis and our qualitative judgment confirmed this shift. Accordingly, we began to increase our holdings of stocks in the energy and capital goods sectors, which benefited from rising commodities prices in a strong economy. Within the energy sector, we invested in smaller oil services companies as well as large, integrated, international oil companies. In the capital goods sector, we focused on large manufacturers.
     At the same time, we reduced our exposure to those growth areas that we believed to be most overvalued. These areas included the healthcare industry, where we sold some of our holdings in large pharmaceutical companies, and consumer staples companies, including some of the larger consumer goods manufacturers.
     The technology sector represented one growth area that we did not reduce significantly. We have consistently focused on some of the larger, better established companies in this area, including Microsoft Corp., IBM Corp., Intel Corp. and Hewlett-Packard Co. We did not invest heavily in smaller, "pure" Internet companies, enabling us to avoid much of the high levels of volatility they produced over the past year.

What are your quantitative models, fundamental research and professional judgment telling you about the coming months?

In our judgment, value stocks are likely to continue to outperform growth stocks as long as global and domestic economic conditions remain strong. In addition, although the Fund currently focuses primarily on large-capitalization stocks, we are beginning to find attractive values among smaller stocks, and we have also established positions in a carefully selected group of mid-cap companies.



----------------------------------
Average Annual
Total Returns
For the Periods Ended 9/30/99(1)

Class A
1-Year   5-Year 10-Year
 ...........................
20.52%   18.43% 20.49%

Class B         Since
1-Year   5-Year Inception
 ...........................
21.91%   N/A    18.80%

Class C         Since
1-Year   5-Year Inception
 ...........................
25.88%   18.94% 16.84%

Class Y         Since
1-Year   5-Year Inception
 ...........................
28.02%   N/A    20.97%

----------------------------------

1. See page 12 for further details.


7 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Regardless of prevailing market conditions, however, we intend to continue to refine our quantitative models to improve their power as analytical tools. We have also enhanced our fundamental research resources and trading capabilities in ways that should enhance our ability to outperform the market averages. In our view, this commitment to investment excellence is an important part of what makes OppenheimerFunds The Right Way to Invest.


-------------------------
Portfolio Allocation(2)

[pie chart]
Stocks              93.0%
Cash Equivalents     6.2
Bonds                0.8
-------------------------


Top Five Industries(2)
----------------------------------------------------------
Healthcare/Drugs                                      9.7%
----------------------------------------------------------
Computer Hardware                                     7.1
----------------------------------------------------------
Oil: International                                    6.3
----------------------------------------------------------
Electronics                                           5.7
----------------------------------------------------------
Telephone Utilities                                   5.3


Top 10 Stock Holdings(2)
----------------------------------------------------------
Intel Corp.                                           4.2%
----------------------------------------------------------
Wal-Mart Stores, Inc.                                 3.6
----------------------------------------------------------
IBM Corp.                                             3.3
----------------------------------------------------------
Microsoft Corp.                                       3.1
----------------------------------------------------------
Merck & Co., Inc.                                     2.3
----------------------------------------------------------
Johnson & Johnson                                     2.3
----------------------------------------------------------
General Electric Co.                                  2.3
----------------------------------------------------------
Bristol-Myers Squibb Co.                              2.1
----------------------------------------------------------
Hewlett-Packard Co.                                   1.9
----------------------------------------------------------
BellSouth Corp.                                       1.9


2. Portfolio is subject to change. Percentages are as of August 31, 1999, and are based on total market value of investments.


8 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FUND PERFORMANCE


How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the Fund's fiscal year that ended August 31, 1999, Oppenheimer Main Street Growth & Income Fund provided good performance. The Fund was heavily invested in large growth stocks when they led the market between September 1998 and April 1999. In the May through August period, the Manager began to shift the emphasis to value-oriented stocks and economically sensitive stocks that were benefiting from strong economic conditions in the United States. In addition, throughout the reporting period, the Fund's technology holdings contributed positively to performance. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 1999. In the case of Class A shares, performance is measured over a ten-year period; in the case of Class B shares, from the inception of the class on October 3, 1994; in the case of Class C shares, from the inception of the class on December 1, 1993; and in the case of Class Y shares, from the inception of the class on November 1, 1996. The graphs reflect the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.
     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 index, which tend to be securities of larger, well-capitalized companies.


9 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Main Street Growth & Income Fund (Class A) and S&P 500

[line chart]
          Oppenheimer Main Street Growth & Income Fund Class A        S&P 500
6.30.89    9425                                                       10000
6.30.90   10280                                                       11646
6.30.91   11369                                                       12503
6.30.92   15858                                                       14177
6.30.93   23213                                                       16107
6.30.94   26540                                                       16334
6.30.95   31986                                                       20584
6.30.96   39106                                                       25928
8.31.96   37834                                                       25305
8.31.97   49595                                                       35581
8.31.98   51419                                                       38446
8.31.99   71277                                                       53774


Average Annual Total Return of Class A Shares of the Fund at 8/31/99(2)
1-Year 30.65%       5-Year 18.72%       10-Year 20.89%



Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Main Street Growth & Income Fund (Class B) and S&P 500

[line chart]
          Oppenheimer Main Street Growth & Income Fund Class B        S&P 500
10.3.94   10000                                                       10000
6.30.95   11341                                                       12015
6.30.96   13762                                                       15134
8.31.96   13293                                                       14771
8.31.97   17298                                                       20769
8.31.98   17792                                                       22453
8.31.99   24285                                                       31389


Average Annual Total Return of Class B Shares of the Fund at 8/31/99(2)
1-Year 32.62%       Life 19.80%



The performance information in the graphs for S&P 500 Index begins on 6/30/89 for Class A, 9/30/94 for Class B, 11/30/93 for Class C and 10/31/96 for Class Y.
1. The Fund changed its fiscal year end from 6/30 to 8/31.


10 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Main Street Growth & Income Fund (Class C) and S&P 500

[line chart]
          Oppenheimer Main Street Growth & Income Fund Class C        S&P 500
12.1.93   10000                                                       10000
6.30.94    9856                                                        9778
6.30.95   11789                                                       12323
6.30.96   14308                                                       15521
8.31.96   13825                                                       15148
8.31.97   17981                                                       21300
8.31.98   18505                                                       23028
8.31.99   25460                                                       32191


Average Annual Total Return of Class C Shares of the Fund at 8/31/99(2)
1-Year 36.59%       5-Year 19.24%       Life 17.65%



Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Main Street Growth & Income Fund (Class Y) and S&P 500

[line chart]
          Oppenheimer Main Street Growth & Income Fund Class Y        S&P 500
11.1.96   10000                                                       10000
8.31.97   12398                                                       12955
8.31.98   12879                                                       14006
8.31.99   17882                                                       19579


Average Annual Total Return of Class Y Shares of the Fund at 8/31/99(2)
1-Year 38.84%       Life 22.77%



2. See page 12 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


11 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A. The inception date of the Fund was 2/3/88. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/3/94. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 2% contingent deferred sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/1/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.





12 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

Financials










13 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS   August 31, 1999


                                                                       Market Value
                                                              Shares     See Note 1
===================================================================================
 Common Stocks--91.2%
-----------------------------------------------------------------------------------
 Basic Materials--1.8%
-----------------------------------------------------------------------------------
 Chemicals--1.4%
 Dexter Corp.                                                300,000   $ 10,931,250
-----------------------------------------------------------------------------------
 Du Pont (E.I.) De Nemours & Co.                             700,000     44,362,500
-----------------------------------------------------------------------------------
 Ecolab, Inc.                                                300,000     11,268,750
-----------------------------------------------------------------------------------
 Goodrich (B.F.) Co.                                         850,000     31,396,875
-----------------------------------------------------------------------------------
 Great Lakes Chemical Corp.                                   50,000      2,059,375
-----------------------------------------------------------------------------------
 Lone Star Industries, Inc.                                  440,000     15,125,000
-----------------------------------------------------------------------------------
 Pioneer Hi-Bred International, Inc.                         300,000     11,737,500
-----------------------------------------------------------------------------------
 PPG Industries, Inc.                                         90,000      5,405,625
-----------------------------------------------------------------------------------
 Rohm & Haas Co.                                             372,000     13,903,500
-----------------------------------------------------------------------------------
 Schulman (A.), Inc.                                         300,000      5,381,250
-----------------------------------------------------------------------------------
 Solutia, Inc.                                             1,450,000     29,000,000
-----------------------------------------------------------------------------------
 Union Carbide Corp.                                         842,300     47,905,812
-----------------------------------------------------------------------------------
 Universal Corp.                                             100,000      2,837,500
                                                                       ------------
                                                                        231,314,937

-----------------------------------------------------------------------------------
 Metals--0.2%
 Armco, Inc.(1)                                            1,500,000     10,312,500
-----------------------------------------------------------------------------------
 Inco Ltd.                                                   390,800      8,011,400
-----------------------------------------------------------------------------------
 Reliance Steel & Aluminum Co.                               120,000      3,975,000
-----------------------------------------------------------------------------------
 Ryerson Tull, Inc.                                          505,300      9,569,119
                                                                       ------------
                                                                         31,868,019

-----------------------------------------------------------------------------------
 Paper--0.2%
 Louisiana-Pacific Corp.                                   1,300,000     24,050,000
-----------------------------------------------------------------------------------
 Rayonier, Inc.                                              196,000      8,134,000
                                                                       ------------
                                                                         32,184,000

-----------------------------------------------------------------------------------
 Capital Goods--7.3%
-----------------------------------------------------------------------------------
 Aerospace/Defense--0.5%
 Boeing Co.                                                  615,800     27,903,437
-----------------------------------------------------------------------------------
 General Dynamics Corp.                                      990,000     62,370,000
                                                                       ------------
                                                                         90,273,437


14 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Electrical Equipment--3.4%
 Conexant Systems, Inc.(1)                                   203,300   $ 14,612,187
-----------------------------------------------------------------------------------
 Emerson Electric Co.                                      1,260,000     78,907,500
-----------------------------------------------------------------------------------
 General Electric Co.                                      3,405,100    382,435,294
-----------------------------------------------------------------------------------
 Honeywell, Inc.                                             360,000     40,860,000
-----------------------------------------------------------------------------------
 Rockwell International Corp.                                700,000     41,387,500
-----------------------------------------------------------------------------------
 SPX Corp.(1)                                                 96,000      8,136,000
-----------------------------------------------------------------------------------
 Symbol Technologies, Inc.                                   375,000     13,054,687
                                                                       ------------
                                                                        579,393,168

-----------------------------------------------------------------------------------
 Industrial Services--0.2%
 McDermott International, Inc.                               335,800      7,576,487
-----------------------------------------------------------------------------------
 Nielsen Media Research, Inc.(1)                             166,666      6,114,559
-----------------------------------------------------------------------------------
 Payches, Inc.                                               150,000      4,415,625
-----------------------------------------------------------------------------------
 SEI Investments Co.                                          28,000      2,574,250
-----------------------------------------------------------------------------------
 Valassis Communications, Inc.(1)                            150,000      6,562,500
                                                                       ------------
                                                                         27,243,421

-----------------------------------------------------------------------------------
 Manufacturing--3.2%
 Albany International Corp., Cl. A(1)                        100,000      1,656,250
-----------------------------------------------------------------------------------
 AlliedSignal, Inc.                                        1,500,000     91,875,000
-----------------------------------------------------------------------------------
 American Standard Cos., Inc.(1)                             780,000     31,980,000
-----------------------------------------------------------------------------------
 Avery-Dennison Corp.                                      1,263,500     69,334,562
-----------------------------------------------------------------------------------
 Ball Corp.                                                  140,000      6,291,250
-----------------------------------------------------------------------------------
 Berkshire Hathaway, Inc., Cl. A(1)                              546     35,053,200
-----------------------------------------------------------------------------------
 Briggs & Stratton Corp.                                     170,000     10,348,750
-----------------------------------------------------------------------------------
 Cooper Industries, Inc.                                      97,600      5,063,000
-----------------------------------------------------------------------------------
 Dover Corp.                                                 390,000     15,088,125
-----------------------------------------------------------------------------------
 Eaton Corp.                                                 364,700     35,740,600
-----------------------------------------------------------------------------------
 Mark IV Industries, Inc.                                    650,000     12,878,125
-----------------------------------------------------------------------------------
 Mettler-Toledo International, Inc.(1)                       264,000      7,029,000
-----------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.                      1,241,700    117,340,650
-----------------------------------------------------------------------------------
 United Technologies Corp.                                 1,581,800    104,596,525
                                                                       ------------
                                                                        544,275,037


15 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS   Continued


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Communication Services--7.5%
-----------------------------------------------------------------------------------
 Telecommunications: Long Distance--2.2%
 ALLTELL Corp.                                               542,000   $ 36,652,750
-----------------------------------------------------------------------------------
 AT&T Corp.                                                5,366,304    241,483,680
-----------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                  2,200,000     97,625,000
                                                                       ------------
                                                                        375,761,430

-----------------------------------------------------------------------------------
 Telephone Utilities--5.3%
 Ameritech Corp.                                           3,780,100    238,618,812
-----------------------------------------------------------------------------------
 Bell Atlantic Corp.                                       2,257,200    138,253,500
-----------------------------------------------------------------------------------
 BellSouth Corp.                                           6,800,000    307,700,000
-----------------------------------------------------------------------------------
 CenturyTel, Inc.                                            135,000      5,307,187
-----------------------------------------------------------------------------------
 GTE Corp.                                                 1,612,700    110,671,537
-----------------------------------------------------------------------------------
 SBC Communications, Inc.                                  1,000,000     48,000,000
-----------------------------------------------------------------------------------
 U S West, Inc.                                              680,000     35,530,000
                                                                       ------------
                                                                        884,081,036

-----------------------------------------------------------------------------------
 Consumer Cyclicals--14.8%
-----------------------------------------------------------------------------------
 Autos & Housing--1.3%
 Arvin Industries, Inc.                                       90,000      3,217,500
-----------------------------------------------------------------------------------
 Bandag, Inc.                                                100,000      3,325,000
-----------------------------------------------------------------------------------
 Centex Construction Products, Inc.                          232,000      8,917,500
-----------------------------------------------------------------------------------
 Champion Enterprises, Inc.(1)                               500,000      4,250,000
-----------------------------------------------------------------------------------
 Cooper Tire & Rubber Co.                                    200,000      3,800,000
-----------------------------------------------------------------------------------
 Ford Motor Co.                                              601,900     31,374,037
-----------------------------------------------------------------------------------
 Fortune Brands, Inc.                                        640,000     24,000,000
-----------------------------------------------------------------------------------
 Furniture Brands International, Inc.(1)                     200,000      4,012,500
-----------------------------------------------------------------------------------
 Hughes Supply, Inc.                                          76,000      1,767,000
-----------------------------------------------------------------------------------
 Johnson Controls, Inc.                                      140,000      9,572,500
-----------------------------------------------------------------------------------
 Lafarge Corp.                                               469,000     12,897,500
-----------------------------------------------------------------------------------
 Lear Corp.(1)                                               750,000     30,140,625
-----------------------------------------------------------------------------------
 Leggett & Platt, Inc.                                       170,000      3,761,250
-----------------------------------------------------------------------------------
 Maytag Corp.                                                400,000     25,050,000
-----------------------------------------------------------------------------------
 Meritor Automotive, Inc.                                    480,000     10,470,000
-----------------------------------------------------------------------------------
 NVR, Inc.(1)                                                110,000      6,352,500
-----------------------------------------------------------------------------------
 Ryland Group, Inc. (The)                                    178,000      4,283,125
-----------------------------------------------------------------------------------
 Southdown, Inc.                                             200,000     10,100,000
-----------------------------------------------------------------------------------
 Standard Products Co.                                       100,000      3,462,500
-----------------------------------------------------------------------------------
 Toll Brothers, Inc.(1)                                      240,000      4,860,000
-----------------------------------------------------------------------------------
 Tower Automotive, Inc.(1)                                   244,500      4,890,000


16 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Autos & Housing  Continued
 Vulcan Materials Co.                                        300,000   $ 12,787,500
-----------------------------------------------------------------------------------
 Webb (Del E.) Corp.(1)                                      117,100      2,546,925
                                                                       ------------
                                                                        225,837,962

-----------------------------------------------------------------------------------
 Consumer Services--0.8%
 Advo, Inc.(1)                                               120,000      2,355,000
-----------------------------------------------------------------------------------
 Avis Rent A Car, Inc.(1)                                    750,000     16,500,000
-----------------------------------------------------------------------------------
 Budget Group, Inc., Cl. A(1)                                250,000      2,203,125
-----------------------------------------------------------------------------------
 CDI Corp.(1)                                                130,000      3,916,250
-----------------------------------------------------------------------------------
 Central Garden & Pet Co.(1)                                 250,000      1,937,500
-----------------------------------------------------------------------------------
 Dun & Bradstreet Corp.                                      500,000     13,093,750
-----------------------------------------------------------------------------------
 H&R Block, Inc.                                             380,000     21,137,500
-----------------------------------------------------------------------------------
 Harte-Hanks, Inc.                                           250,000      5,609,375
-----------------------------------------------------------------------------------
 Hertz Corp., Cl. A                                          175,000      7,054,687
-----------------------------------------------------------------------------------
 Interpublic Group of Cos., Inc.                           1,259,300     49,899,762
-----------------------------------------------------------------------------------
 Young & Rubicam, Inc.                                       280,000     12,495,000
                                                                       ------------
                                                                        136,201,949

-----------------------------------------------------------------------------------
 Leisure & Entertainment--1.1%
 Brunswick Corp.                                           1,016,100     25,974,056
-----------------------------------------------------------------------------------
 Harley-Davidson, Inc.                                       500,000     27,250,000
-----------------------------------------------------------------------------------
 Marriott International, Inc., Cl. A                       2,840,600     97,290,550
-----------------------------------------------------------------------------------
 MGM Grand, Inc.(1)                                          120,811      5,934,840
-----------------------------------------------------------------------------------
 Park Place Entertainment Corp.(1)                         2,200,000     24,887,500
-----------------------------------------------------------------------------------
 Prime Hospitality Corp.(1)                                  705,000      6,565,312
                                                                       ------------
                                                                        187,902,258

-----------------------------------------------------------------------------------
 Media--1.5%
 Deluxe Corp.                                                129,000      4,394,062
-----------------------------------------------------------------------------------
 Donnelley (R.R.) & Sons Co.                                 465,000     14,589,375
-----------------------------------------------------------------------------------
 Gannett Co., Inc.                                         1,230,000     83,563,125
-----------------------------------------------------------------------------------
 Harland (John H.) Co.                                       200,000      3,975,000
-----------------------------------------------------------------------------------
 Knight-Ridder, Inc.                                         260,000     14,023,750
-----------------------------------------------------------------------------------
 McClatchy Co., Cl. A                                        100,000      3,456,250
-----------------------------------------------------------------------------------
 New York Times Co., Cl. A                                   800,000     31,250,000
-----------------------------------------------------------------------------------
 R.H. Donnelley Corp.                                        190,000      3,289,375
-----------------------------------------------------------------------------------
 Readers Digest Assn., Inc.                                  340,000     10,625,000
-----------------------------------------------------------------------------------
 Times Mirror Co. (The), Cl. A                                97,600      5,636,400
-----------------------------------------------------------------------------------
 Tribune Co.                                                 450,000     41,990,625
-----------------------------------------------------------------------------------
 USA Networks, Inc.(1)                                       780,000     35,002,500
                                                                       ------------
                                                                        251,795,462


17 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS   Continued


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Retail: General--4.4%
 Costco Wholesale Corp.(1)                                   320,000   $ 23,920,000
-----------------------------------------------------------------------------------
 Dollar General Corp.                                        200,000      5,200,000
-----------------------------------------------------------------------------------
 Family Dollar Stores, Inc.                                  254,000      5,000,625
-----------------------------------------------------------------------------------
 Federated Department Stores, Inc.(1)                      1,380,000     63,480,000
-----------------------------------------------------------------------------------
 K Mart Corp.(1)                                             563,000      7,072,687
-----------------------------------------------------------------------------------
 May Department Stores Co.                                 1,047,500     40,917,969
-----------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                    13,377,000    592,768,312
                                                                       ------------
                                                                        738,359,593

-----------------------------------------------------------------------------------
 Retail: Specialty--4.9%
 Abercrombie & Fitch Co., Cl. A(1)                         1,153,000     40,210,875
-----------------------------------------------------------------------------------
 American Eagle Outfitters, Inc.(1)                          450,000     17,662,500
-----------------------------------------------------------------------------------
 Ann Taylor Stores Corp.(1)                                  230,000      7,618,750
-----------------------------------------------------------------------------------
 Bed Bath & Beyond, Inc.(1)                                  254,000      6,985,000
-----------------------------------------------------------------------------------
 Best Buy Co., Inc.(1)                                       700,000     49,175,000
-----------------------------------------------------------------------------------
 BJ's Wholesale Club, Inc.(1)                                292,000      8,249,000
-----------------------------------------------------------------------------------
 Gap, Inc.                                                 3,018,750    118,108,594
-----------------------------------------------------------------------------------
 Home Depot, Inc.                                          4,859,400    297,030,825
-----------------------------------------------------------------------------------
 Limited, Inc.                                               900,000     34,087,500
-----------------------------------------------------------------------------------
 Linens 'N Things, Inc.(1)                                   200,000      6,850,000
-----------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                         1,120,000     50,680,000
-----------------------------------------------------------------------------------
 OfficeMax, Inc.(1)                                        2,100,000     15,881,250
-----------------------------------------------------------------------------------
 Payless ShoeSource, Inc.(1)                                 411,800     20,538,525
-----------------------------------------------------------------------------------
 Ross Stores, Inc.                                           633,700     26,377,762
-----------------------------------------------------------------------------------
 Sherwin-Williams Co.                                        160,000      3,900,000
-----------------------------------------------------------------------------------
 Shopko Stores, Inc.(1)                                      210,000      6,011,250
-----------------------------------------------------------------------------------
 Tandy Corp.                                                 860,000     40,635,000
-----------------------------------------------------------------------------------
 Tiffany & Co.                                               300,000     15,862,500
-----------------------------------------------------------------------------------
 TJX Cos., Inc.                                            1,370,000     39,558,750
-----------------------------------------------------------------------------------
 Zale Corp.(1)                                               500,000     17,343,750
                                                                       ------------
                                                                        822,766,831


18 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Textile/Apparel & Home Furnishings--0.8%
 Burlington Industries, Inc.(1)                              580,000   $  3,298,750
-----------------------------------------------------------------------------------
 Jones Apparel Group, Inc.(1)                              1,986,059     51,513,405
-----------------------------------------------------------------------------------
 Kellwood Co.                                                 50,000      1,193,750
-----------------------------------------------------------------------------------
 Mohawk Industries, Inc.(1)                                  300,000      6,787,500
-----------------------------------------------------------------------------------
 Polo Ralph Lauren Corp.(1)                                  150,000      2,906,250
-----------------------------------------------------------------------------------
 Shaw Industries, Inc.                                     1,353,000     27,060,000
-----------------------------------------------------------------------------------
 Too, Inc.(1)                                                128,574      2,258,081
-----------------------------------------------------------------------------------
 Unifi, Inc.(1)                                              750,000     10,125,000
-----------------------------------------------------------------------------------
 VF Corp.                                                    336,100     12,099,600
-----------------------------------------------------------------------------------
 Warnaco Group, Inc. (The), Cl. A                            450,000      9,900,000
-----------------------------------------------------------------------------------
 WestPoint Stevens, Inc.                                     300,000      7,200,000
                                                                       ------------
                                                                        134,342,336

-----------------------------------------------------------------------------------
 Consumer Staples--6.7%
-----------------------------------------------------------------------------------
 Beverages--0.8%
 Adolph Coors Co., Cl. B                                      64,000      3,652,000
-----------------------------------------------------------------------------------
 Anheuser-Busch Cos., Inc.                                 1,533,500    118,079,500
-----------------------------------------------------------------------------------
 Brown-Forman Corp., Cl. B                                    30,000      1,762,500
-----------------------------------------------------------------------------------
 Canandaigua Brands, Inc., Cl. A(1)                           60,000      3,472,500
                                                                       ------------
                                                                        126,966,500

-----------------------------------------------------------------------------------
 Broadcasting--0.9%
 CBS Corp.(1)                                              1,055,000     49,585,000
-----------------------------------------------------------------------------------
 Comcast Corp., Cl. A Special                              2,500,000     81,562,500
-----------------------------------------------------------------------------------
 Cox Communications, Inc., Cl. A(1)                          440,000     16,362,500
                                                                       ------------
                                                                        147,510,000

-----------------------------------------------------------------------------------
 Entertainment--1.6%
 Brinker International, Inc.(1)                              400,000      9,600,000
-----------------------------------------------------------------------------------
 Darden Restaurants, Inc.                                    540,000      8,437,500
-----------------------------------------------------------------------------------
 King World Productions, Inc.(1)                             711,000     27,106,875
-----------------------------------------------------------------------------------
 McDonald's Corp.                                          1,199,200     49,616,900
-----------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                          294,000      5,328,750
-----------------------------------------------------------------------------------
 Ryan's Family Steak Houses, Inc.(1)                         100,000        968,750
-----------------------------------------------------------------------------------
 Time Warner, Inc.                                         2,500,000    148,281,250
-----------------------------------------------------------------------------------
 Tricon Global Restaurants, Inc.(1)                          230,000      9,343,750
-----------------------------------------------------------------------------------
 Wendy's International, Inc.                                 490,000     13,720,000
                                                                       ------------
                                                                        272,403,775


19 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS   Continued


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Food--0.2%
 Agribrands International, Inc.(1)                           171,960   $  8,361,555
-----------------------------------------------------------------------------------
 ConAgra, Inc.                                               230,000      5,635,000
-----------------------------------------------------------------------------------
 Corn Products International, Inc.                           202,400      6,590,650
-----------------------------------------------------------------------------------
 Earthgrains Co.                                             200,000      4,825,000
-----------------------------------------------------------------------------------
 Kellogg Co.                                                 110,000      3,911,875
                                                                       ------------
                                                                         29,324,080

-----------------------------------------------------------------------------------
 Food & Drug Retailers--0.9%
 Albertson's, Inc.                                         1,364,450     65,408,322
-----------------------------------------------------------------------------------
 CVS Corp.                                                 1,396,000     58,195,750
-----------------------------------------------------------------------------------
 Walgreen Co.                                                900,000     20,868,750
                                                                       ------------
                                                                        144,472,822

-----------------------------------------------------------------------------------
 Household Goods--0.8%
 Kimberly-Clark Corp.                                      2,300,000    130,956,250
-----------------------------------------------------------------------------------
 Tobacco--1.5%
 Philip Morris Cos., Inc.                                  5,875,000    219,945,313
-----------------------------------------------------------------------------------
 R.J. Reynolds Tobacco Holdings, Inc.(1)                   1,200,000     32,925,000
                                                                       ------------
                                                                        252,870,313

-----------------------------------------------------------------------------------
 Energy--11.4%
-----------------------------------------------------------------------------------
 Energy Services--3.1%
 Diamond Offshore Drilling, Inc.                             800,000     30,600,000
-----------------------------------------------------------------------------------
 ENSCO International, Inc.                                 3,860,000     82,266,250
-----------------------------------------------------------------------------------
 Global Marine, Inc.(1)                                    3,500,000     62,125,000
-----------------------------------------------------------------------------------
 Nabors Industries, Inc.(1)                                1,500,000     40,500,000
-----------------------------------------------------------------------------------
 Noble Drilling Corp.(1)                                   2,600,000     64,025,000
-----------------------------------------------------------------------------------
 Santa Fe International Corp.                              2,001,400     52,786,925
-----------------------------------------------------------------------------------
 Seacor Holdings, Inc.(1)                                    200,000     10,387,500
-----------------------------------------------------------------------------------
 Stone Energy Corp.(1)                                       395,800     21,076,350
-----------------------------------------------------------------------------------
 Tidewater, Inc.                                           1,500,000     48,750,000
-----------------------------------------------------------------------------------
 Transocean Offshore, Inc.                                 3,020,700    102,703,800
                                                                       ------------
                                                                        515,220,825


20 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Oil: Domestic--2.0%
 Ashland, Inc.                                               200,000 $    7,712,500
-----------------------------------------------------------------------------------
 Chieftain International, Inc.(1,2)                        1,283,100     25,812,070
-----------------------------------------------------------------------------------
 Conoco, Inc., Cl. B                                         900,000     24,187,500
-----------------------------------------------------------------------------------
 Devon Energy Corp.(1)                                     1,037,700     40,081,163
-----------------------------------------------------------------------------------
 Enron Oil & Gas Co.                                       1,557,300     37,180,538
-----------------------------------------------------------------------------------
 Frontier Oil Corp.(1,2)                                   2,396,500     19,172,000
-----------------------------------------------------------------------------------
 Murphy Oil Corp.                                            455,600     23,121,700
-----------------------------------------------------------------------------------
 Newfield Exploration Co.(1)                                 622,700     18,914,513
-----------------------------------------------------------------------------------
 Noble Affiliates, Inc.                                      300,000      9,300,000
-----------------------------------------------------------------------------------
 Tesoro Petroleum Corp.(1)                                   450,000      8,128,125
-----------------------------------------------------------------------------------
 Vastar Resources, Inc.                                    1,839,400    122,550,025
                                                                     --------------
                                                                        336,160,134

-----------------------------------------------------------------------------------
 Oil: International--6.3%
 Anderson Exploration Ltd.(1)                              1,510,800     21,768,519
-----------------------------------------------------------------------------------
 Berkley Petroleum Corp.(1)                                2,116,800     21,562,885
-----------------------------------------------------------------------------------
 Canadian 88 Energy Corp.(1,2)                             9,943,300     21,257,132
-----------------------------------------------------------------------------------
 Canadian Natural Resources Ltd.(1)                        2,325,000     57,651,170
-----------------------------------------------------------------------------------
 Chevron Corp.                                             1,063,000     98,061,750
-----------------------------------------------------------------------------------
 Encal Energy Ltd.(1)                                      1,128,200      6,048,665
-----------------------------------------------------------------------------------
 Exxon Corp.                                               3,700,000    291,837,500
-----------------------------------------------------------------------------------
 Mobil Corp.                                               2,320,000    237,510,000
-----------------------------------------------------------------------------------
 Newport Petroleum Corp.(1)                                3,095,800     11,825,818
-----------------------------------------------------------------------------------
 Northrock Resources Ltd.(1)                                 118,207      1,362,558
-----------------------------------------------------------------------------------
 Paramount Resources Ltd.(1)                                 598,600      9,226,734
-----------------------------------------------------------------------------------
 Poco Petroleums Ltd.(1)                                   3,000,000     29,755,442
-----------------------------------------------------------------------------------
 Ranger Oil Ltd.(1)                                        3,881,100     17,686,715
-----------------------------------------------------------------------------------
 Rio Alto Exploration Ltd.(1)                              1,260,150     20,606,086
-----------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY Shares                      1,784,700    110,428,313
-----------------------------------------------------------------------------------
 Talisman Energy, Inc.(1)                                    813,800     23,887,750
-----------------------------------------------------------------------------------
 Texaco, Inc.                                              1,092,900     69,399,150
-----------------------------------------------------------------------------------
 Tri Link Resources Ltd.(1)                                  791,000      5,433,552
                                                                     --------------
                                                                      1,055,309,739


21 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS   Continued


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Financial--8.5%
-----------------------------------------------------------------------------------
 Banks--3.2%
 Bank One Corp.                                              885,702   $ 35,538,793
-----------------------------------------------------------------------------------
 BB&T Corp.                                                  790,000     26,465,000
-----------------------------------------------------------------------------------
 Chase Manhattan Corp.                                     1,720,000    143,942,500
-----------------------------------------------------------------------------------
 Fleet Financial Group, Inc.                               1,368,400     54,479,425
-----------------------------------------------------------------------------------
 M&T Bank Corp.                                                4,000      1,856,000
-----------------------------------------------------------------------------------
 National City Corp.                                       1,800,000     49,725,000
-----------------------------------------------------------------------------------
 Northern Trust Corp.                                        540,000     45,798,750
-----------------------------------------------------------------------------------
 Old Kent Financial Corp.                                    501,500     19,809,250
-----------------------------------------------------------------------------------
 Peoples Heritage Financial Group, Inc.                       30,000        504,375
-----------------------------------------------------------------------------------
 Regions Financial Corp.                                     270,000      9,534,375
-----------------------------------------------------------------------------------
 Wachovia Corp.                                              672,100     52,675,838
-----------------------------------------------------------------------------------
 Wells Fargo Co.                                           2,400,000     95,550,000
-----------------------------------------------------------------------------------
 Zions Bancorp                                               100,000      4,975,000
                                                                       ------------
                                                                        540,854,306

-----------------------------------------------------------------------------------
 Diversified Financial--2.3%
 AMBAC Financial Group, Inc.                                 320,000     16,900,000
-----------------------------------------------------------------------------------
 Fannie Mae                                                1,154,200     71,704,675
-----------------------------------------------------------------------------------
 Financial Security Assurance Holdings Ltd.                  294,300     14,733,394
-----------------------------------------------------------------------------------
 Freddie Mac                                               2,142,500    110,338,750
-----------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The)                             203,000     12,141,938
-----------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co.                            900,000     77,231,250
-----------------------------------------------------------------------------------
 PaineWebber Group, Inc.                                     954,900     37,479,825
-----------------------------------------------------------------------------------
 PMI Group, Inc. (The)                                       900,000     38,250,000
-----------------------------------------------------------------------------------
 Radian Group, Inc.                                           53,330      2,469,846
                                                                       ------------
                                                                        381,249,678

-----------------------------------------------------------------------------------
 Insurance--2.5%
 Aetna, Inc.                                                 200,000     15,550,000
-----------------------------------------------------------------------------------
 AFLAC, Inc.                                                 555,100     24,944,806
-----------------------------------------------------------------------------------
 Allmerica Financial Corp.                                   702,200     39,674,300
-----------------------------------------------------------------------------------
 Allstate Corp.                                              701,200     23,008,125
-----------------------------------------------------------------------------------
 American General Corp.                                      578,100     41,045,100
-----------------------------------------------------------------------------------
 Chicago Title Corp.                                         230,000     10,421,875
-----------------------------------------------------------------------------------
 Cigna Corp.                                                 800,000     71,850,000


22 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Insurance  Continued
 Cincinnati Financial Corp.                                  214,000 $    8,479,750
-----------------------------------------------------------------------------------
 Equitable Cos., Inc.                                        980,000     60,515,000
-----------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc.                     380,700     17,298,056
-----------------------------------------------------------------------------------
 Hartford Life, Inc., Cl. A                                  470,000     20,415,625
-----------------------------------------------------------------------------------
 Jefferson-Pilot Corp.                                       437,800     29,223,150
-----------------------------------------------------------------------------------
 Lincoln National Corp.                                      879,400     41,221,875
-----------------------------------------------------------------------------------
 Marsh & McLennan Cos., Inc.                                 200,000     14,562,500
-----------------------------------------------------------------------------------
 Stewart Information Services Corp.                          142,400      2,963,700
                                                                     --------------
                                                                        421,173,862

-----------------------------------------------------------------------------------
 Savings & Loans--0.5%
 Dime Bancorp, Inc.                                        1,580,000     29,032,500
-----------------------------------------------------------------------------------
 Golden State Bancorp, Inc.(1)                             1,431,000     28,709,438
-----------------------------------------------------------------------------------
 Greenpoint Financial Corp.                                  350,000      9,056,250
-----------------------------------------------------------------------------------
 Washington Federal, Inc.                                    330,000      7,878,750
-----------------------------------------------------------------------------------
 Webster Financial Corp.                                     150,000      4,040,625
                                                                     --------------
                                                                         78,717,563

-----------------------------------------------------------------------------------
 Healthcare--10.4%
-----------------------------------------------------------------------------------
 Healthcare/Drugs--9.7%
 Abbott Laboratories                                       2,700,000    117,112,500
-----------------------------------------------------------------------------------
 Alpharma, Inc.                                               88,900      3,011,488
-----------------------------------------------------------------------------------
 Amgen, Inc.(1)                                            1,650,000    137,259,375
-----------------------------------------------------------------------------------
 Andrx Corp.(1)                                               48,000      3,450,000
-----------------------------------------------------------------------------------
 Biogen, Inc.(1)                                             260,000     19,955,000
-----------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                  4,988,400    351,058,650
-----------------------------------------------------------------------------------
 Immunex Corp.(1)                                            488,000     32,848,500
-----------------------------------------------------------------------------------
 Johnson & Johnson                                         3,780,200    386,525,450
-----------------------------------------------------------------------------------
 Medimmune, Inc.(1)                                          240,000     24,765,000
-----------------------------------------------------------------------------------
 Merck & Co., Inc.                                         5,760,000    387,000,000
-----------------------------------------------------------------------------------
 Millennium Pharmaceuticals, Inc.(1)                         250,000     14,734,375
-----------------------------------------------------------------------------------
 Pharmacia & Upjohn, Inc.                                  1,159,800     60,599,550
-----------------------------------------------------------------------------------
 Schering-Plough Corp.                                     1,600,000     84,100,000
-----------------------------------------------------------------------------------
 Trigon Healthcare, Inc.(1)                                   60,000      2,178,750
                                                                     --------------
                                                                      1,624,598,638


23 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS   Continued


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--0.7%
 Allergan, Inc.                                              200,000 $   19,975,000
-----------------------------------------------------------------------------------
 Biomet, Inc.                                                300,000     10,725,000
-----------------------------------------------------------------------------------
 Guidant Corp.                                               195,600     11,479,275
-----------------------------------------------------------------------------------
 Lincare Holdings, Inc.(1)                                   300,000      7,912,500
-----------------------------------------------------------------------------------
 Quorum Health Group, Inc.(1)                              1,317,700     11,612,231
-----------------------------------------------------------------------------------
 United Healthcare Corp.                                     572,000     34,784,750
-----------------------------------------------------------------------------------
 VISX, Inc.(1)                                               320,000     28,960,000
                                                                     --------------
                                                                        125,448,756

-----------------------------------------------------------------------------------
 Technology--19.2%
-----------------------------------------------------------------------------------
 Computer Hardware--7.1%
 Adaptec, Inc.(1)                                            520,000     20,280,000
-----------------------------------------------------------------------------------
 Apple Computer, Inc.(1)                                     800,000     52,200,000
-----------------------------------------------------------------------------------
 Hewlett-Packard Co.                                       3,000,000    316,125,000
-----------------------------------------------------------------------------------
 International Business Machines Corp.                     4,400,000    548,075,000
-----------------------------------------------------------------------------------
 Lexmark International Group, Inc., Cl. A(1)               1,600,000    126,000,000
-----------------------------------------------------------------------------------
 NCR Corp.(1)                                                400,000     17,500,000
-----------------------------------------------------------------------------------
 Pitney Bowes, Inc.                                          809,500     47,760,500
-----------------------------------------------------------------------------------
 Sun Microsystems, Inc.(1)                                   710,000     56,445,000
-----------------------------------------------------------------------------------
 Xircom, Inc.(1)                                             200,000      7,962,500
                                                                     --------------
                                                                      1,192,348,000

-----------------------------------------------------------------------------------
 Computer Services--0.6%
 Automatic Data Processing, Inc.                           1,920,800     75,511,450
-----------------------------------------------------------------------------------
 DST Systems, Inc.(1)                                        100,000      6,650,000
-----------------------------------------------------------------------------------
 Sungard Data Systems, Inc.(1)                               562,000     14,050,000
                                                                     --------------
                                                                         96,211,450

-----------------------------------------------------------------------------------
 Computer Software--4.0%
 Adobe Systems, Inc.                                         160,000     15,940,000
-----------------------------------------------------------------------------------
 BMC Software, Inc.(1)                                       837,100     45,046,444
-----------------------------------------------------------------------------------
 Compuware Corp.(1)                                        2,000,000     60,375,000
-----------------------------------------------------------------------------------
 International Network Services(1)                           120,000      6,382,500
-----------------------------------------------------------------------------------
 Legato Systems, Inc.(1)                                     360,600     15,528,338
-----------------------------------------------------------------------------------
 Microsoft Corp.(1)                                        5,500,000    509,093,750
-----------------------------------------------------------------------------------
 Sabre Holdings Corp.(1)                                     300,000     16,800,000
                                                                     --------------
                                                                        669,166,032


24 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Communications Equipment--1.7%
 Cisco Systems, Inc.(1)                                    4,000,000   $271,250,000
-----------------------------------------------------------------------------------
 General Instrument Corp.(1)                                 480,000     23,610,000
                                                                       ------------
                                                                        294,860,000

-----------------------------------------------------------------------------------
 Electronics--5.7%
 Analog Devices, Inc.(1)                                     850,000     43,775,000
-----------------------------------------------------------------------------------
 Grainger (W.W.), Inc.                                       885,000     38,552,813
-----------------------------------------------------------------------------------
 Intel Corp.                                               8,400,000    690,375,000
-----------------------------------------------------------------------------------
 Lam Research Corp.(1)                                       290,000     16,366,875
-----------------------------------------------------------------------------------
 Lattice Semiconductor Corp.(1)                              200,000     12,325,000
-----------------------------------------------------------------------------------
 LSI Logic Corp.(1)                                        1,450,000     82,287,500
-----------------------------------------------------------------------------------
 QLogic Corp.(1)                                             200,000     17,412,500
-----------------------------------------------------------------------------------
 Waters Corp.(1)                                             241,200     15,904,125
-----------------------------------------------------------------------------------
 Xilinx, Inc.(1)                                             488,000     34,129,500
                                                                       ------------
                                                                        951,128,313

-----------------------------------------------------------------------------------
 Photography--0.1%
 Eastman Kodak Co.                                           240,000     17,625,000
-----------------------------------------------------------------------------------
 Transportation--1.3%
-----------------------------------------------------------------------------------
 Air Transportation--0.8%
 Alaska Air Group, Inc.(1)                                   650,000     28,112,500
-----------------------------------------------------------------------------------
 Comair Holdings, Inc.                                       225,000      4,753,125
-----------------------------------------------------------------------------------
 Continental Airlines, Inc., Cl. B(1)                      1,358,478     55,442,883
-----------------------------------------------------------------------------------
 Delta Air Lines, Inc.                                       718,000     36,483,375
-----------------------------------------------------------------------------------
 Northwest Airlines Corp., Cl. A(1)                          300,000      8,850,000
-----------------------------------------------------------------------------------
 Southwest Airlines Co.                                      390,000      6,508,125
                                                                       ------------
                                                                        140,150,008

-----------------------------------------------------------------------------------
 Railroads & Truckers--0.5%
 Burlington Northern Santa Fe Corp.                          690,000     20,010,000
-----------------------------------------------------------------------------------
 CNF Transportation, Inc.                                    250,000      9,734,375
-----------------------------------------------------------------------------------
 Rollins Truck Leasing Co.                                   280,000      2,905,000
-----------------------------------------------------------------------------------
 Union Pacific Corp.                                         880,000     42,845,000
-----------------------------------------------------------------------------------
 XTRA Corp.(1)                                               216,000      9,787,500
-----------------------------------------------------------------------------------
 Yellow Corp.(1)                                             200,000      3,175,000
                                                                       ------------
                                                                         88,456,875


25 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS   Continued


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Utilities--2.3%
-----------------------------------------------------------------------------------
 Electric Utilities--2.3%
 Allegheny Energy, Inc.                                      780,000 $   26,325,000
-----------------------------------------------------------------------------------
 BEC Energy                                                  150,000      6,478,125
-----------------------------------------------------------------------------------
 Calpine Corp.(1)                                            140,000     12,687,500
-----------------------------------------------------------------------------------
 Conectiv, Inc.                                              146,000      3,129,875
-----------------------------------------------------------------------------------
 Consolidated Edison Co. of New York, Inc.                   510,000     22,440,000
-----------------------------------------------------------------------------------
 DTE Energy Co.                                              180,000      7,098,750
-----------------------------------------------------------------------------------
 Energy East Corp.                                         1,170,000     29,250,000
-----------------------------------------------------------------------------------
 FirstEnergy Corp.                                           499,800     14,275,538
-----------------------------------------------------------------------------------
 Florida Progress Corp.                                      700,000     32,812,500
-----------------------------------------------------------------------------------
 FPL Group, Inc.                                             608,000     32,832,000
-----------------------------------------------------------------------------------
 IPALCO Enterprises, Inc.                                    408,200      8,546,688
-----------------------------------------------------------------------------------
 New England Electric System                                 340,000     17,743,750
-----------------------------------------------------------------------------------
 OGE Energy Corp.                                            400,000      9,400,000
-----------------------------------------------------------------------------------
 Peco Energy Co.                                             890,400     36,172,500
-----------------------------------------------------------------------------------
 PG&E Corp.                                                1,600,000     48,500,000
-----------------------------------------------------------------------------------
 Pinnacle West Capital Corp.                                 120,000      4,560,000
-----------------------------------------------------------------------------------
 PP&L Resources, Inc.                                        150,000      4,200,000
-----------------------------------------------------------------------------------
 Public Service Enterprise Group, Inc.                     1,100,000     45,100,000
-----------------------------------------------------------------------------------
 TNP Enterprises, Inc.                                        90,000      3,363,750
-----------------------------------------------------------------------------------
 Unicom Corp.                                                700,000     27,037,500
-----------------------------------------------------------------------------------
 UtiliCorp United, Inc.                                      122,000      2,828,875
                                                                    ---------------
                                                                        394,782,351
                                                                    ---------------
 Total Common Stocks (Cost $11,952,288,416)                          15,321,566,146

===================================================================================
 Preferred Stocks--0.1%

 Tesoro Petroleum Corp., 7.25% Cv., Non-Vtg.
 (Cost $17,531,250)                                        1,100,000     18,837,500

===================================================================================
 Other Securities--0.7%

 Brown (Tom), Inc., $1.75 Cv., Series A(1,3)               1,000,000     28,650,000
-----------------------------------------------------------------------------------
 Reliant Energy, Inc., 7% Automatic Common Exchange Securities
 for Time Warner, Inc. Common Stock                          703,000     72,409,000
-----------------------------------------------------------------------------------
 Union Pacific Capital Trust, 6.25% Cum. Term Income Deferrable
 Equity Securities, Non-Vtg.(1)                              350,300     16,113,800
                                                                     --------------
 Total Other Securities (Cost $78,519,063)                              117,172,800


26 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                Face     Market Value
                                                              Amount       See Note 1
=====================================================================================
 U.S. Government Obligations--0.8%

 U.S. Treasury Bonds, 6.50%, 11/15/26                   $ 57,950,000  $    58,728,732
-------------------------------------------------------------------------------------
 U.S. Treasury Bonds, 6.625%, 2/15/27                     64,300,000       66,289,313
                                                                      ---------------
 Total U.S. Government Obligations (Cost $118,572,628)                    125,018,045

=====================================================================================
 Short-Term Notes--4.4%(4)

 American General Corp., 5.20%, 9/22/99                   50,000,000       49,848,333
-------------------------------------------------------------------------------------
 CIESCO LP, 5.12%, 9/8/99                                 40,000,000       39,960,178
-------------------------------------------------------------------------------------
 CIESCO LP, 5.25%, 10/4/99                                35,000,000       34,831,563
-------------------------------------------------------------------------------------
 CIT Group Holdings, Inc., 5.30%, 10/12/99                50,000,000       49,698,195
-------------------------------------------------------------------------------------
 Equilon Enterprises LLC, 5.27%, 10/5/99                  50,000,000       49,751,139
-------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.12%, 9/13/99          50,000,000       49,914,667
-------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.20%, 9/24/99          50,000,000       49,833,889
-------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.30%, 10/15/99         50,000,000       49,676,111
-------------------------------------------------------------------------------------
 Homeside Lending, Inc., 5.14%, 9/13/99                   30,200,000       30,147,351
-------------------------------------------------------------------------------------
 Homeside Lending, Inc., 5.16%, 9/14/99                   50,000,000       49,906,833
-------------------------------------------------------------------------------------
 Household Finance Corp., 5.28%, 10/8/99                  50,000,000       49,728,667
-------------------------------------------------------------------------------------
 Household Finance Corp., 5.30%, 10/13/99                 50,000,000       49,690,833
-------------------------------------------------------------------------------------
 Motiva Enterprises LLC, 5.28%, 10/6/99                   30,000,000       29,846,000
-------------------------------------------------------------------------------------
 Prudential Funding Corp., 5.09%, 9/3/99                  50,000,000       49,985,861
-------------------------------------------------------------------------------------
 Prudential Funding Corp., 5.14%, 9/2/99                  50,000,000       49,992,861
-------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings Inc., 5.11%, 9/1/99        50,000,000       50,000,000
                                                                      ---------------
 Total Short-Term Notes (Cost $732,812,481)                               732,812,481


=====================================================================================
 Repurchase Agreements--1.7%

 Repurchase agreement with Deutsche Bank
 Securities Inc., 5.40%, dated 8/31/99, to be
 repurchased at $291,243,680 on 9/1/99,
 collateralized by U.S. Treasury Bonds,
 6.375%-9.125%, 2/15/17-8/15/27, with a value of
 $297,312,218 (Cost $291,200,000)                        291,200,000      291,200,000
-------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $13,190,923,838)             98.9%  16,606,606,972
-------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                 1.1      188,900,650
                                                         ----------------------------
 Net Assets                                                    100.0% $16,795,507,622
                                                         ============================


27 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS   Continued


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 1999. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 1999 amounts to $66,241,202. Transactions during the period in which the issuer was an affiliate are as follows:

                                            Shares                                 Shares
                                        August 31,        Gross        Gross   August 31,
                                              1998    Additions   Reductions         1999
-----------------------------------------------------------------------------------------
 Canadian 88 Energy Corp.                2,421,900    7,521,400           --    9,943,300
 Chieftain International, Inc.             190,200    1,092,900           --    1,283,100
 Frontier Oil Corp.                        850,900    1,545,600           --    2,396,500


3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.



28 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES     August 31, 1999


====================================================================================
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $13,122,245,863)                      $16,540,365,770
 Affiliated companies (cost $68,677,975)                                 66,241,202
------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                       348,471,445
 Shares of capital stock sold                                            35,404,158
 Interest and dividends                                                  17,841,133
 Other                                                                      233,950
                                                                    ----------------
 Total assets                                                        17,008,557,658

====================================================================================
 Liabilities

 Bank overdraft                                                             123,855
------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                  173,733,602
 Shares of capital stock redeemed                                        27,168,164
 Distribution and service plan fees                                       7,063,322
 Transfer and shareholder servicing agent fees                            2,538,234
 Shareholder reports                                                      1,270,725
 Custodian fees                                                              63,575
 Directors' compensation                                                      9,160
 Dividends                                                                    1,378
 Other                                                                    1,078,021
                                                                    ----------------
 Total liabilities                                                      213,050,036

====================================================================================
 Net Assets                                                         $16,795,507,622
                                                                    ================

====================================================================================
 Composition of Net Assets

 Par value of shares of capital stock                               $     3,940,657
------------------------------------------------------------------------------------
 Additional paid-in capital                                          11,569,737,802
------------------------------------------------------------------------------------
 Overdistributed net investment income                                           (3)
------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and
 foreign currency transactions                                        1,806,189,385
------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies             3,415,639,781
                                                                    ----------------
 Net assets                                                         $16,795,507,622
                                                                    ================


29 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES     Continued



======================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $7,723,606,539 and 180,068,518 shares of capital stock outstanding)            $42.89
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                    $45.51
--------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $7,072,717,665 and 166,728,971 shares of capital stock outstanding)            $42.42
--------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,850,786,677 and 43,635,677 shares of capital stock outstanding)             $42.41
--------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $148,396,741 and 3,451,401 shares of capital stock outstanding)  $43.00


See accompanying Notes to Financial Statements.

30 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENT OF OPERATIONS   For the Year Ended August 31, 1999


====================================================================================
 Investment Income

 Dividends (net of foreign withholding taxes of $36,334)             $  152,565,279
------------------------------------------------------------------------------------
 Interest                                                                48,617,905
                                                                     ---------------
 Total income                                                           201,183,184
====================================================================================
 Expenses

 Distribution and service plan fees--Note 4:
 Class A                                                                 16,464,901
 Class B                                                                 59,200,865
 Class C                                                                 15,749,040
------------------------------------------------------------------------------------
 Management fees--Note 4                                                 65,199,139
------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4:
 Class A                                                                 10,809,998
 Class B                                                                  9,540,631
 Class C                                                                  2,545,935
 Class Y                                                                    245,372
------------------------------------------------------------------------------------
 Shareholder reports                                                      4,286,088
------------------------------------------------------------------------------------
 Registration and filing fees:
 Class A                                                                    416,923
 Class B                                                                    556,233
 Class C                                                                    122,705
 Class Y                                                                     27,954
------------------------------------------------------------------------------------
 Custodian fees and expenses                                                404,696
------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                149,281
------------------------------------------------------------------------------------
 Directors' compensation                                                    104,965
------------------------------------------------------------------------------------
 Insurance expenses                                                          33,079
------------------------------------------------------------------------------------
 Other                                                                      845,288
                                                                     ---------------
 Total expenses                                                         186,703,093
 Less expenses paid indirectly--Note 1                                      (87,634)
                                                                     ---------------
 Net expenses                                                           186,615,459
====================================================================================
 Net Investment Income                                                   14,567,725
====================================================================================
 Realized and Unrealized Gain

 Net realized gain on:
 Investments                                                         $1,814,246,602
 Foreign currency transactions                                            3,108,048
                                                                     ---------------
 Net realized gain                                                    1,817,354,650
------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                          2,241,081,282
 Translation of assets and liabilities denominated in
 foreign currencies                                                       2,637,299
                                                                     ---------------
 Net change                                                           2,243,718,581
                                                                     ---------------
 Net realized and unrealized gain                                     4,061,073,231
====================================================================================
 Net Increase in Net Assets Resulting from Operations                $4,075,640,956
                                                                     ===============


See accompanying Notes to Financial Statements.


31 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended August 31,                                          1999            1998
====================================================================================
 Operations

 Net investment income                               $    14,567,725 $    46,924,022
------------------------------------------------------------------------------------
 Net realized gain                                     1,817,354,650     764,056,008
------------------------------------------------------------------------------------
 Net change in unrealized appreciation
 or depreciation                                       2,243,718,581    (651,255,521)
                                                     -------------------------------
 Net increase in net assets resulting
 from operations                                       4,075,640,956     159,724,509

====================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                 (24,187,140)    (45,226,904)
 Class B                                                          --      (8,782,796)
 Class C                                                          --      (2,469,141)
 Class Y                                                    (366,378)       (333,013)
------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                (234,009,868)   (337,281,891)
 Class B                                                (203,350,853)   (260,785,205)
 Class C                                                 (54,987,485)    (77,385,259)
 Class Y                                                  (3,019,461)     (1,708,194)

====================================================================================
 Capital Stock Transactions

 Net increase in net assets resulting from capital
 stock transactions--Note 2:
 Class A                                               1,090,840,369     728,868,147
 Class B                                               1,460,515,643   1,112,912,778
 Class C                                                 315,914,172     178,104,386
 Class Y                                                  73,447,756      41,849,349

====================================================================================
 Net Assets

 Total increase                                        6,496,437,711   1,487,486,766
------------------------------------------------------------------------------------
 Beginning of period                                  10,299,069,911   8,811,583,145
                                                     -------------------------------
 End of period [including undistributed
 (overdistributed) net investment income of
 $(3) and $7,487,787, respectively]                  $16,795,507,622 $10,299,069,911
                                                     ===============================



See accompanying Notes to Financial Statements.


32 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS


                                                                                               Year                        Year
                                                                                              Ended                       Ended
                                                                                           Aug. 31,                    June 30,
Class A                                              1999          1998          1997          1996(1)       1996          1995
================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period               $32.32        $33.87        $27.95        $28.89        $24.07        $20.40
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          .19           .29           .39           .07           .40           .47
Net realized and unrealized gain (loss)             12.03           .99          7.91         (1.01)         4.93          3.66
                                                   -----------------------------------------------------------------------------
Total income (loss) from
investment operations                               12.22          1.28          8.30          (.94)         5.33          4.13
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.15)         (.33)         (.40)           --          (.43)         (.46)
Distributions from net realized gain                (1.50)        (2.50)        (1.98)           --          (.08)           --
                                                   -----------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (1.65)        (2.83)        (2.38)           --          (.51)         (.46)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $42.89        $32.32        $33.87        $27.95        $28.89        $24.07
                                                   =============================================================================
================================================================================================================================
Total Return, at Net Asset Value(2)                 38.62%         3.68%        31.09%        (3.25)%       22.26%        20.52%

================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)            $7,724        $4,933        $4,457        $3,143        $3,147        $1,924
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $6,722        $5,184        $3,857        $3,090        $2,516        $1,319
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                         0.50%         0.83%         1.29%         1.57%         1.55%         2.31%
Expenses                                             0.91%         0.90%(4)      0.94%(4)      0.98%(4)      0.99%(4)      1.07%(4)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                             72%           81%           62%           18%           93%          101%



1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $11,414,728,877 and $9,643,247,427, respectively.


See accompanying Notes to Financial Statements.


33 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS     Continued


                                                                                                  Year                      Year
                                                                                                 Ended                     Ended
                                                                                              Aug. 31,                  June 30,
 Class B                                                1999          1998          1997          1996(1)       1996        1995(6)
=================================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                 $32.07        $33.66        $27.79        $28.77        $24.00      $21.49
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           (.08)          .04           .17           .04           .23         .25
 Net realized and unrealized gain (loss)               11.93           .96          7.86         (1.02)         4.87        2.54
                                                      ---------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 11.85          1.00          8.03          (.98)         5.10        2.79
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                     --          (.09)         (.18)           --          (.25)       (.28)
 Distributions from net realized gain                  (1.50)        (2.50)        (1.98)           --          (.08)         --
                                                      ---------------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                       (1.50)        (2.59)        (2.16)           --          (.33)       (.28)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $42.42        $32.07        $33.66        $27.79        $28.77      $24.00
                                                      ===========================================================================
=================================================================================================================================
 Total Return, at Net Asset Value(2)                   37.62%         2.86%        30.12%        (3.41)%       21.34       13.41%

=================================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)              $7,073        $4,168        $3,308        $1,909        $1,800        $628
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                     $5,930        $4,123        $2,642        $1,818        $1,155        $249
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                          (0.26)%        0.06%         0.53%         0.82%         0.74%       1.25%
 Expenses                                               1.66%         1.66%(4)      1.69%(4)      1.74%(4)      1.76%(4)    1.89%(4)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                               72%           81%           62%           18%           93%        101%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $11,414,728,877 and $9,643,247,427, respectively.
6. For the period from October 3, 1994 (inception of offering) to June 30, 1995.


See accompanying Notes to Financial Statements.


34 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                                                                                              Year                    Year
                                                                                             Ended                   Ended
                                                                                          Aug. 31,                June 30,
 Class C                                              1999          1998          1997        1996(1)     1996        1995
===========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period               $32.07        $33.64        $27.78      $28.75      $23.97      $20.33
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.09)          .03           .16         .04         .21         .33
 Net realized and unrealized gain (loss)             11.93           .98          7.85       (1.01)       4.88        3.62
                                                    -----------------------------------------------------------------------
 Total income (loss) from
 investment operations                               11.84          1.01          8.01        (.97)       5.09        3.95
---------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                   --          (.08)         (.17)         --        (.23)       (.31)
 Distributions from net realized gain                (1.50)        (2.50)        (1.98)         --        (.08)         --
                                                    -----------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                     (1.50)        (2.58)        (2.15)         --        (.31)       (.31)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $42.41        $32.07        $33.64      $27.78      $28.75      $23.97
                                                    =======================================================================
===========================================================================================================================
 Total Return, at Net Asset Value(2)                 37.59%         2.91%        30.07%      (3.37)%      21.3%      19.63%

===========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)            $1,851        $1,145        $1,030        $744        $741        $462
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                   $1,583        $1,184          $904        $730        $588        $325
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                        (0.25)%        0.07%         0.54%       0.82%       0.80%       1.57%
 Expenses                                             1.66%         1.65%(4)      1.69%(4)    1.73%(4)    1.74%(4)    1.82%(4)
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                             72%           81%           62%         18%         93%        101%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $11,414,728,877 and $9,643,247,427, respectively.


See accompanying Notes to Financial Statements.


35 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS     Continued


 Class Y Year Ended August 31,                                1999      1998      1997(7)
=======================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                       $32.38    $33.94    $29.55
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                  .24       .38       .41
 Net realized and unrealized gain (loss)                     12.07       .97      6.30
                                                            ---------------------------
 Total income (loss) from
 investment operations                                       12.31      1.35      6.71
---------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.19)     (.41)     (.34)
 Distributions from net realized gain                        (1.50)    (2.50)    (1.98)
                                                            ---------------------------
 Total dividends and distributions
 to shareholders                                             (1.69)    (2.91)    (2.32)
---------------------------------------------------------------------------------------
 Net asset value, end of period                             $43.00    $32.38    $33.94
                                                            ===========================
=======================================================================================
 Total Return, at Net Asset Value(2)                         38.84%     3.88%    23.98%

=======================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)                      $148       $53       $16
---------------------------------------------------------------------------------------
 Average net assets (in millions)                             $ 99       $37       $ 5
---------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                                 0.63%     1.02%     1.58%
 Expenses                                                     0.77%     0.67%(4)  0.65%(4)
---------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                     72%       81%       62%



1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additonal shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $11,414,728,877 and $9,643,247,427, respectively.
6. For the period from October 3, 1994 (inception of offering) to June 30, 1995.
7. For the period from November 1, 1996 (inception of offering) to August 31, 1997.


See accompanying Notes to Financial Statements.


36 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies

Oppenheimer Main Street(R) Growth & Income Fund (the Fund) is a separate series of Oppenheimer Main Street(R) Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total return, which includes current income and capital appreciation in the value of its shares, from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market-type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.



37 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
1. Significant Accounting Policies Continued

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book-Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



38 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1999, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $2,498,003. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



39 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
2. Capital Stock

The Fund has authorized 840 million shares of $.01 par value capital stock (400 million for Class A, 300 million for Class B, 100 million for Class C and 40 million for Class Y). Transactions in shares of capital stock were as follows:

                                     Year Ended August 31, 1999            Year Ended August 31, 1998
                                    Shares               Amount             Shares             Amount
-----------------------------------------------------------------------------------------------------
 Class A
 Sold                           52,580,490       $2,113,305,491         36,063,568     $1,301,502,710
 Dividends and/or
 distributions reinvested        6,595,444          245,649,292         11,155,518        367,256,659
 Redeemed                      (31,752,422)      (1,268,114,414)       (26,184,202)      (939,891,222)
                               ----------------------------------------------------------------------
 Net increase                   27,423,512       $1,090,840,369         21,034,884     $  728,868,147
                               ======================================================================

-----------------------------------------------------------------------------------------------------
 Class B
 Sold                           52,000,058       $2,077,494,632         37,520,500     $1,345,971,561
 Dividends and/or
 distributions reinvested        5,185,756          192,649,282          7,843,422        255,472,251
 Redeemed                      (20,423,510)        (809,628,271)       (13,683,243)      (488,531,034)
                               ----------------------------------------------------------------------
 Net increase                   36,762,304       $1,460,515,643         31,680,679     $1,112,912,778
                               ======================================================================

-----------------------------------------------------------------------------------------------------
 Class C
 Sold                           13,350,165       $  533,257,647          8,806,101     $  317,722,662
 Dividends and/or
 distributions reinvested        1,399,474           51,976,501          2,313,726         75,333,277
 Redeemed                       (6,809,689)        (269,319,976)        (6,042,849)      (214,951,553)
                               ----------------------------------------------------------------------
 Net increase                    7,939,950       $  315,914,172          5,076,978     $  178,104,386
                               ======================================================================

-----------------------------------------------------------------------------------------------------
 Class Y
 Sold                            2,655,008       $  108,147,707          1,573,594     $   56,981,398
 Dividends and/or
 distributions reinvested           90,768            3,385,839             61,592          2,041,207
 Redeemed                         (933,166)         (38,085,790)          (475,241)       (17,173,256)
                               ----------------------------------------------------------------------
 Net increase                    1,812,610       $   73,447,756          1,159,945     $   41,849,349
                               ======================================================================




40 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

================================================================================
3. Unrealized Gains and Losses on Securities

As of August 31, 1999, net unrealized appreciation on securities of $3,415,683,134 was composed of gross appreciation of $3,732,974,462, and gross depreciation of $317,291,328.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended August 31, 1999 was 0.45% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A    Commissions    Commissions     Commissions
                        Front-End       Front-End     on Class A     on Class B      on Class C
                    Sales Charges   Sales Charges         Shares         Shares          Shares
                       on Class A     Retained by    Advanced by    Advanced by     Advanced by
 Year Ended                Shares     Distributor    Distributor(1) Distributor(1)  Distributor(1)
-----------------------------------------------------------------------------------------------
 August 31, 1999      $34,161,161      $9,358,713     $1,611,359    $59,655,100      $4,146,601



1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                     Class B                     Class C
                    Contingent Deferred         Contingent Deferred         Contingent Deferred
                          Sales Charges               Sales Charges               Sales Charges
 Year Ended     Retained by Distributor     Retained by Distributor     Retained by Distributor
-----------------------------------------------------------------------------------------------
 August 31, 1999                $39,906                 $10,392,066                    $315,594


     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.



41 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended August 31, 1999, payments under the Class A Plan totaled $16,464,901, all of which was paid by the Distributor to recipients. That included $875,133 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans allow the Distributor to be reimbursed for its services and costs in distributing Class B and Class C and servicing accounts.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999, were as follows:

                                                           Distributor's     Distributor's
                                                               Aggregate      Unreimbursed
                                                            Unreimbursed     Expenses as %
                         Total Payments    Amount Retained      Expenses     of Net Assets
                             Under Plan     by Distributor    Under Plan          of Class
-------------------------------------------------------------------------------------------
 Class B Plan               $59,200,865        $47,950,253  $135,743,024              1.92%
 Class C Plan                15,749,040          7,274,608    15,392,878              0.83



42 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

================================================================================
5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Illiquid or Restricted Securities

As of August 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 1999 was $28,650,000, which represents 0.17% of the Fund's net assets, of which $28,650,000 is considered restricted. Information concerning restricted securities is as follows:

                                                                               Valuation
                                                                          Per Unit as of
Security                              Acquisition Date   Cost Per Unit   August 31, 1999
----------------------------------------------------------------------------------------
Stocks
Brown (Tom), Inc., $1.75 Cv., Series A         8/31/99          $28.71            $28.65



43 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
     The Fund had no borrowings outstanding during the year ended August 31, 1999.



44 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Directors and Shareholders of
Oppenheimer Main Street Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street(R) Growth & Income Fund as of August 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1999 and 1998 and the financial highlights for the period July 1, 1994, to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street Growth & Income Fund as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP


Denver, Colorado
September 22, 1999




45 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

FEDERAL INCOME TAX INFORMATION     Unaudited



================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $1.5583, $1.5014, $1.5014 and $1.5662 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 11, 1998, of which $1.5014 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended August 31, 1999 which are not designated as capital gain distributions should be multiplied by 72.99% to arrive at the net amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



46 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND


 A Series of Oppenheimer Main Street Funds, Inc.
================================================================================
 Officers and Directors  James C. Swain, Director and Chairman of the Board
                         Bridget A. Macaskill, Director and President
                         Robert G. Avis, Director
                         William A. Baker, Director
                         George C. Bowen, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         Raymond J. Kalinowski, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         Ned M. Steel, Director
                         Charles Albers, Vice President
                         Nikolaos D. Monoyios, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
================================================================================
 Investment Advisor      OppenheimerFunds, Inc.
================================================================================
 Distributor             OppenheimerFunds Distributor, Inc.
================================================================================
 Transfer and            OppenheimerFunds Services
 Shareholder
 Servicing Agent
================================================================================
 Custodian of            The Bank of New York
 Portfolio Securities
================================================================================
 Independent Auditors    Deloitte & Touche LLP
================================================================================
 Legal Counsel           Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Main Street Growth & Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street Growth & Income Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



47 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

INFORMATION AND SERVICES



As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------



                                        [logo] OppenheimerFunds(R)
RA0700.001.0899 October 29, 1999               Distributor, Inc.